Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement dated as of December 18, 2012 (this “Amendment”), is made by and among GRAPHIC PACKAGING INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), GRAPHIC PACKAGING HOLDING COMPANY, a Delaware corporation (“Holding”), GRAPHIC PACKAGING CORPORATION, a Delaware corporation (“GPC”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as Administrative Agent under the Credit Agreement described below (in such capacity, the “Administrative Agent”) and in its capacity as “Alternative Currency Funding Fronting Lender” under such Credit Agreement, each of the Lenders under such Credit Agreement that are party hereto, and each of the Subsidiaries of the Borrower signatory hereto (collectively, the “Subsidiary Guarantors”).

RECITALS:

A. The Borrower, the Administrative Agent, and the banks and other financial institutions from time to time party thereto (the “Lenders”) have entered into that certain Amended and Restated Credit Agreement dated as of March 16, 2012 (as in effect on the date hereof, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a term loan facility and a revolving credit facility, including a letter of credit facility.

B. Holding, GPC, the Borrower and each of the Subsidiary Guarantors (collectively, the “Guarantors”) have entered into that certain Amended and Restated Guarantee and Collateral Agreement dated as of March 16, 2012 (as in effect on the date hereof, the “Guarantee and Collateral Agreement”) (i) pursuant to which Holding, GPC and the Subsidiary Guarantors have guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents, and (ii) which secures the Obligations of the Loan Parties under the Credit Agreement and other Loan Documents.

C. The Borrower has requested that the Administrative Agent and the Lenders (i) amend certain provisions of the Credit Agreement, and (ii) provide an Incremental Term Facility in an aggregate amount of $300,000,000 (such Incremental Term Facility, the “2012 Incremental Term Facility”), all as set forth herein.

D. The Administrative Agent and the Lenders signatory hereto are willing to so amend the Credit Agreement, and, in the case of the Lenders with commitments listed on Schedule 1 (the “Committed Incremental Facility Lenders”), to provide the 2012 Incremental Term Facility, in each case on the terms and conditions contained in this Amendment.

In furtherance of the foregoing, the parties agree as follows:

1. Amendments. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Credit Agreement is amended as follows:

(a) The following new definition is inserted in subsection 1.1 in the appropriate alphabetical position therein:

“Specified Share Repurchase”: the redemption and retirement of common stock of Holding from one or more of the Permitted Holders occurring on or before December 31, 2012, for an aggregate purchase price not exceeding $300,000,000.

(b) The existing definition of “Alternative Currency Sublimit” in subsection 1.1 is deleted in its entirety and the following definition is inserted in lieu thereof:

“Alternative Currency Sublimit”: an amount equal to the lesser of the Aggregate Revolving Credit Commitments and $125,000,000. The Alternative Currency Sublimit is part of, and not in addition to, the Aggregate Revolving Credit Commitments.

(c) Subsection 2.6 is amended to add the following immediately prior to the period at the end of the first sentence:

and for the purpose of computing the usage of the basket in clause (a) of this sentence, the aggregate amount of outstanding Incremental Facilities incurred solely in reliance on clause (b) of this sentence shall be disregarded

(d) Subsection 8.7(i) is deleted in its entirety and the following is inserted in lieu thereof:

(i) so long as no Default or Event of Default exists or would result therefrom the Borrower may declare and pay additional Restricted Payments to Holding and/or GPC,

(x) in an amount not to exceed $300,000,000, if such Restricted Payments are being used substantially simultaneously with the payment thereof to fund the Specified Share Repurchase; and

(y) in an unlimited amount if the Consolidated Total Leverage Ratio is less than 2.75 to 1.00 (calculated as of the date of such proposed Restricted Payments in accordance with the definition of “Pro Forma Compliance” after giving effect to such proposed Restricted Payments).

For the avoidance of doubt, the aggregate amount of Restricted Payments made pursuant to this subsection 8.7(i) shall not reduce the aggregate amount of Restricted Payments that are permitted under subsection 8.7(h).

The amendments to the Credit Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement are intended to be affected hereby.

2. Agreements related to 2012 Incremental Term Facility.

(a) Subject to the terms and conditions set forth herein, each Committed Incremental Facility Lender hereby severally agrees pursuant to subsection 2.6 of the Credit Agreement to make a single loan (each such loan, a “2012 Incremental Term Loan”) to the Borrower in Dollars on the Amendment Effective Date (as defined in Section 3(b) of this Amendment) in a principal amount equal to the amount set forth opposite such Committed Incremental Facility Lender’s name on Schedule 1 hereto under the caption “2012 Incremental Term Commitment”. The proceeds of the 2012 Incremental Term Loans shall be used by the Borrower solely to fund the Specified Share Repurchase (as defined in Section 1 of this Amendment).

(b) The 2012 Incremental Term Loans shall be made simultaneously by the Committed Incremental Facility Lenders in accordance with their respective Applicable Percentages of the 2012 Incremental Term Facility specified on Schedule 1. Amounts borrowed pursuant to Section 2(a) of this Amendment that are repaid or prepaid may not be reborrowed. The 2012 Incremental Term Loans may be Base Rate Loans or Eurocurrency Loans and converted from one Type of Loan to the other on the same terms as Term A Loans pursuant to subsection 2.2 of the Credit Agreement except that (i) during the existence of an Event of Default, other than those Events of Default described in subsection 9(a) or 9(f) of the Credit Agreement, the Required Incremental Term Lenders may require that no 2012 Incremental Term Loans may be converted to or continued as Eurocurrency Loans without the consent of the Required Incremental Term Lenders, and (ii) after giving effect to all Incremental Term Loan Borrowings, all conversions of Incremental Term Loans from one Type to the other, and all continuations of Incremental Term Loans as the same Type, there shall not be more than eight Interest Periods in effect in respect of the 2012 Incremental Term Facility. Notwithstanding anything herein or in subsection 2.2 of the Credit Agreement to the contrary, the Borrower may not select (i) the Eurocurrency Rate for the initial extension of the 2012 Incremental Term Loans or (ii) Interest Periods for 2012 Incremental Term Loans as Eurocurrency Loans that have a duration of more than one month during the period from the date hereof to the date which is 15 days after the Amendment Effective Date (or such earlier date as shall be specified by the Administrative Agent in a notice to the Borrower and the Lenders). The 2012 Incremental Term Loans may not be converted into a currency other than Dollars.

(c) The 2012 Incremental Term Facility shall rank pari passu in right of payment and of security with the Revolving Credit Loans and the Term A Loans.

(d) The final maturity and “Termination Date” with respect to the 2012 Incremental Term Facility shall be March 16, 2017, which is the Termination Date with respect to the Term A Facility.

(e) The 2012 Incremental Term Facility shall be subject to optional and mandatory prepayment on the same terms as Term A Loans pursuant to subsection 4.2 of the Credit Agreement.

(f) For all purposes and uses in the Credit Agreement (including without limitation for purposes of the definition of “Default Rate” and subsections 4.1(a) and (b) thereof), each Type of 2012 Incremental Loans shall bear interest at the same rate (including the Applicable Margin) that then applies to a Term A Loan of the same Type.

(g) The Borrower shall pay to the Administrative Agent for the account of each Incremental Facility Lender that holds a 2012 Incremental Term Loan, in consecutive quarterly installments (subject to reduction as provided in subsection 4.2 of the Credit Agreement), on the dates and in the principal amounts, (together with all accrued interest thereon) (or such earlier date on which the 2012 Incremental Term Loans become due and payable pursuant to Section 9 of the Credit Agreement) set forth below, and the parties hereto agree and acknowledge that the payment of such principal amounts on such dates shall result in the 2012 Incremental Term Loans having a weighted average life that is not less than that of the Term A Loans:

Date	Amount
April 1, 2013	$3,750,000
July 1, 2013	$3,750,000
October 1, 2013	$3,750,000
January 1, 2014	$3,750,000
April 1, 2014	$3,750,000
July 1, 2014	$5,625,000
October 1, 2014	$5,625,000
January 1, 2015	$5,625,000
April 1, 2015	$5,625,000
July 1, 2015	$7,500,000
October 1, 2015	$7,500,000
January 1, 2016	$7,500,000
April 1, 2016	$7,500,000
July 1, 2016	$7,500,000
October 1, 2016	$7,500,000
January 1, 2017	$7,500,000
March 16, 2017	Balance

(h) The parties hereto agree and acknowledge that for all purposes (i) this Amendment shall be considered an “Incremental Facility Amendment”, (ii) the 2012 Incremental Term Facility provided herein shall be considered an “Incremental Term Facility”, (iii) each Committed Incremental Facility Lender shall be considered an “Incremental Term Lender”, (iv) the borrowing made hereunder shall be considered an “Incremental Term Borrowing”, (v) the commitment of each Committed Incremental Facility Lender hereunder to make 2012 Incremental Term Loans pursuant to the terms hereof shall be considered an “Incremental Term Commitment” and (vi) each Loan made pursuant to this Section 2 shall be considered an “Incremental Term Loan”, in each case as such terms are defined in and used in the Credit Agreement.

(i) The Borrower agrees that, promptly upon the request to the Administrative Agent by any Lender, in order to evidence such Lender’s 2012 Incremental Term Loan, the Borrower will execute and deliver to such Lender a promissory note in form and substance as reasonably requested by the Administrative Agent, with appropriate insertions as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the unpaid principal amount of the 2012 Incremental Term Loan made by such Lender to the Borrower.

3. Effectiveness of Amendment and Commitments. This Amendment and the Commitments herein provided shall become effective upon the receipt by the Administrative Agent of each of the following (the date all of such items have been received, the “Amendment Effective Date”):

(a) Documents. The Administrative Agent shall have received (i) counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent, each Guarantor, the Committed Incremental Facility Lenders and Lenders constituting both Required Revolving Lenders and Required Lenders; (ii) Term Notes executed by the Borrower in favor of each Committed Incremental Facility Lender requesting a Term Note; and (iii) a certificate, dated the Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs subsections 6.2(a) and (b) of the Credit Agreement, it being understood that all references to “the date of such Borrowing” in such Subsection 6.2 shall be deemed to refer to the Amendment Effective Date.

(b) Flood Insurance. With respect to any of the Mortgaged Properties having one or more Buildings located in an area identified by the Director of FEMA as having special flood hazards, if the Administrative Agent shall have delivered notice(s) to the relevant Loan Party as required pursuant to Section 208.25(i) of Regulation H of the Board, such Loan Party shall have delivered (i) an acknowledgment to the Administrative Agent as to the existence of a special flood hazard and, if applicable, the unavailability of flood hazard insurance under the National Flood Insurance Program and (ii) evidence of applicable flood insurance, if available, in each case, in such form, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 or as otherwise reasonably required by the Administrative Agent.

(c) Corporate Proceedings of the Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors or comparable body of the Borrower authorizing (i) the execution, delivery and performance of this Amendment, the Term Notes and the other Loan Documents to be executed by the Borrower in connection with this Amendment, and (ii) the use of the Credit Extensions to the Borrower to occur on the Amendment Effective Date, in each case certified by the Secretary or an Assistant Secretary (or other individual providing similar duties) of the Borrower as of the Amendment Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified (except as any later such resolution may modify any earlier such resolution), revoked or rescinded and are in full force and effect.

(d) Governing Documents. The Administrative Agent shall have received copies of the certificate or articles of incorporation and by-laws of the Borrower, certified as of the Amendment Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary (or other individual providing similar duties) of the Borrower certifying as to the absence of any amendment or change to such governing documents since the Closing Date.

(e) Loan Notice. The Administrative Agent shall have received a Loan Notice of the Borrower, dated on or before the Amendment Effective Date, with appropriate insertions and attachments, executed by a Responsible Officer of the Borrower.

(f) Federal Regulations. To the extent requested by the Administrative Agent or any Lender, the Borrower will furnish to the Administrative Agent or the Lender requesting same, a duly completed FR Form G-3 or FR Form U-1, referred to in Regulation U of the Board, together with such other evidence or information that the Administrative Agent or any Lender may reasonably require in order to ensure that no part of the proceeds of any Credit Extensions will be used for any purpose which violates the provisions of the Regulations of the Board, including without limitation, Regulation T, Regulation U or Regulation X.

(g) Representations and Warranties. The representations and warranties set forth in Section 5 shall be true and correct as of such date.

(h) Fees and Expenses. All of the fees and expenses payable on the Amendment Effective Date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

4. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments, agreements and acknowledgements set forth herein and hereby confirms and ratifies in all respects the Guarantee and Collateral Agreement (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments, agreements and acknowledgements contemplated hereby, including without limitation, such Guarantor’s payment and performance obligations with respect to all 2012 Incremental Term Loans made pursuant to the 2012 Incremental Term Facility) and the enforceability of the Guarantee and Collateral Agreement against such Guarantor in accordance with its terms.

5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by each Loan Party in Section 5 of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party or which are contained in any certificate furnished by or on behalf of such Loan Party pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, in each case with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to an earlier date in which case such representations and warranties are true and correct in all material respects as of such earlier date.

(b) The Persons appearing as Subsidiary Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all

Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each of such Persons has become and remains a party to the Guarantee and Collateral Agreement as a “Guarantor”.

(c) This Amendment has been duly authorized, executed and delivered by Holding, GPC, the Borrower and the Subsidiary Guarantors and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

(d) No Default or Event of Default has occurred and is continuing.

(e) The Consolidated Senior Secured Leverage Ratio is less than or equal to 2.75 to 1.00 after giving pro forma effect to the incurrence of the 2012 Incremental Term Loans.

(f) Holding is in Pro Forma Compliance.

6. Entire Agreement. This Amendment, together with all the Loan Documents, the engagement letter dated as of December 5, 2012, between the Borrower and Merrill Lynch, Pierce, Fenner & Smith Incorporated and fee letters executed in connection with this Amendment (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with subsection 11.1 of the Credit Agreement.

7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

9. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of subsection 11.15 of the Credit Agreement.

10. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as further amended, supplemented or otherwise modified from time to time, and the Amendment shall constitute a Loan Document.

12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Administrative Agent, each of the Lenders and each of their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in subsection 11.6 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

GRAPHIC PACKAGING INTERNATIONAL, INC.

By:	/s/ Bradford G. Ankerholz
Name:	Bradford G. Ankerholz
Title:	Vice President & Treasurer

HOLDING:

GRAPHIC PACKAGING HOLDING COMPANY

By:	/s/ Bradford G. Ankerholz
Name:	Bradford G. Ankerholz
Title:	Vice President & Treasurer

GPC:

GRAPHIC PACKAGING CORPORATION

By:	/s/ Bradford G. Ankerholz
Name:	Bradford G. Ankerholz
Title:	Vice President & Treasurer

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

SUBSIDIARY GUARANTORS:

BLUEGRASS LABELS COMPANY, LLC

By:	/s/ Bradford G. Ankerholz
Name:	Bradford G. Ankerholz
Title:	Vice President & Treasurer

FIELD CONTAINER QUERETARO (USA), L.L.C.

By:	/s/ Bradford G. Ankerholz
Name:	Bradford G. Ankerholz
Title:	Vice President & Treasurer

GRAPHIC FLEXIBLE PACKAGING, LLC

By:	/s/ Bradford G. Ankerholz
Name:	Bradford G. Ankerholz
Title:	Vice President & Treasurer

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Matthew S. Hichborn
Name:	Matthew S. Hichborn
Title:	Assistant Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender, L/C Issuer and Alternative Currency Funding Fronting Lender

By:	/s/ Laura Kahn
Name:	Laura Kahn
Title:	SVP

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

GOLDMAN SACHS BANK USA

By:	/s/ Robert Ehudin
Name:	Robert Ehudin
Title:	Authorized Signatory

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

CITIBANK, N.A.

By:	/s/ Paul L. Burroughs, Jr.
Name:	Paul L. Burroughs, Jr.
Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A.

By:	/s/ Brian Knapp
Name:	Brian Knapp
Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

SUNTRUST BANK

By:	/s/ Vinay Desai
Name:	Vinay Desai
Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

AMERICAN SAVINGS BANK, F.S.B.

By:	/s/ Brian DuBach
	Name:	Brian DuBach
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

AMMC CLO IV LIMITED

By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

AOZORA BANK LTD.

By:	/s/ Hiroaki Hayami
	Name:	Hiroaki Hayami
	Title:	General Manager

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

ATLANTIC CAPITAL BANK

By:	/s/ J. Christopher Deisley
	Name:	J. Christopher Deisley
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

BANK OF EAST ASIA LIMITED, NEW YORK BRANCH

By:	/s/ James Hua
	Name:	James Hua
	Title:	SVP

By:	/s/ Danny Leung
	Name:	Danny Leung
	Title:	SVP

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

BANK OF TAIWAN, NEW YORK BRANCH

By:
Name:
Title:

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

BARCLAYS BANK PLC

By:	/s/ Diane Rolfe
	Name:	Diane Rolfe
	Title:	Director

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

BMO HARRIS FINANCING, INC.

By:	/s/ Mark Piekos
	Name:	Mark Piekos
	Title:	Managing Director

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Bradley B. Sands
	Name:	Bradley B. Sands
	Title:	Assistant Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

CAPITAL ONE LEVERAGE FINANCE CORP.

By:	/s/ Ron Walker
	Name:	Ron Walker
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

CATHAY BANK

By:	/s/ Nancy A. Moore
	Name:	Nancy A. Moore
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

COBANK, ACB

By:	/s/ Hal Nelson
	Name:	Hal Nelson
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

COMERICA BANK

By:	/s/ Daryl R. Krause
	Name:	Daryl R. Krause
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

COMMUNITY & SOUTHERN BANK

By:	/s/ Thomas A. Bethel
	Name:	Thomas A. Bethel
	Title:	Director of Corporate Banking

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

COMPASS BANK

By:	/s/ Susana Campuzano
	Name:	Susana Campuzano
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH

By:	/s/ Michael Harder
	Name:	Michael Harder
	Title:	Executive Director

By:	/s/ Adriaan Westrate
	Name:	Adriaan Westrate
	Title:	Managing Director

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

FAR EAST NATIONAL BANK

By:	/s/ Bowen Chang
	Name:	Bowen Chang
	Title:	EVP Chief Credit Officer

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

FARM CREDIT SERVICES OF AMERICA, PCA

By:	/s/ Steven L. Moore
	Name:	Steven L. Moore
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

FIFTH THIRD BANK, an Ohio banking corporation

By:	/s/ Kenneth W. Deebe
	Name:	Kenneth W. Deebe
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

FIRST HAWAIIAN BANK

By:	/s/ Landon Santos
	Name:	Landon Santos
	Title:	Corporate Banking Officer

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Jamie M. Swisher
	Name:	Jamie M. Swisher
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Santiago Riviere
	Name:	Santiago Riviere
	Title:	Senior Vice President
Corporate Banking Group

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

LAND BANK OF TAIWAN, NEW YORK BRANCH

By:
Name:
Title:

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

MANUFACTURERS BANK

By:	/s/ Sean Walker
	Name:	Sean Walker
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

MERCANTIL COMMERCEBANK N.A.

By:
Name:
Title:

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

MODERN BANK, N.A.

By:	/s/ Vera McVey
	Name:	Vera McVey
	Title:	Senior Executive Vice President and
Chief Credit Officer

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

MORGAN STANLEY BANK N.A.

By:	/s/ Dmitriy Barskiy
	Name:	Dmitriy Barskiy
	Title:	Authorized Signatory

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

NATIONAL PENN BANK

By:	/s/ Lori L. Meixell
	Name:	Lori L. Meixell
	Title:	Assistant Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Susan J. Dimmick
	Name:	Susan J. Dimmick
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

RBS CITIZENS, N.A.

By:	/s/ Peter M. Benham
	Name:	Peter M. Benham
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

REGIONS BANK

By:	/s/ Stephen A. Brothers
	Name:	Stephen A. Brothers
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

SOVEREIGN BANK

By:	/s/ James R. Riley
	Name:	James R. Riley
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH

By:	/s/ Shuji Yabe
	Name:	Shuji Yabe
	Title:	Managing Director

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

SUMITOMO MITSUI TRUST BANK LIMITED, NEW YORK BRANCH

By:	/s/ Albert C. Tew II
	Name:	Albert C. Tew II
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

TD BANK N.A.

By:	/s/ Michele Dragonetti
	Name:	Michele Dragonetti
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Ravneet Mumick
	Name:	Ravneet Mumick
	Title:	Director

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Andrew G. Payne
	Name:	Andrew G. Payne
	Title:	Director

Graphic Packaging International, Inc.

Amendment No. 1 To Credit Agreement

Signature Page

SCHEDULE 1

2012 INCREMENTAL TERM COMMITMENTS AND APPLICABLE PERCENTAGES

Committed Incremental Facility Lender	2012 Incremental Term Commitment	Applicable Percentage of 2012 Incremental Term Facility
Bank of America, N.A.	$126,000,000.00	42.000000000%
Farm Credit Services of America, PCA	$20,000,000.00	6.666666667%
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland” New York Branch	$20,000,000.00	6.666666667%
SunTrust Bank	$20,000,000.00	6.666666667%
PNC Bank, National Association	$15,000,000.00	5.000000000%
Fifth Third Bank, an Ohio bank corporation	$12,500,000.00	4.166666667%
Sumitomo Mitsui Trust Bank Limited, New York Branch	$12,500,000.00	4.166666667%
Citibank, N.A.	$10,000,000.00	3.333333333%
Cobank, ACB	$10,000,000.00	3.333333333%
JPMorgan Chase Bank, N.A.	$8,000,000.00	2.666666667%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$7,500,000.00	2.500000000%
Compass Bank	$7,500,000.00	2.500000000%
Regions Bank	$7,500,000.00	2.500000000%
Wells Fargo Bank, National Association	$7,500,000.00	2.500000000%
TD Bank N.A.	$5,000,000.00	1.666666667%
Aozora Bank Ltd.	$4,000,000.00	1.333333333%
First Tennessee Bank National Association	$2,500,000.00	0.833333333%
Community & Southern Bank	$2,000,000.00	0.666666666%
Cathay Bank	$1,500,000.00	0.500000000%
Atlantic Capital Bank	$1,000,000.00	0.333333333%
TOTAL:	$300,000,000.00	100.000000000%